                                  EXHIBIT 10.19

                              FORBEARANCE AGREEMENT

         THIS 'FORBEARANCE AGREEMENT (the "Agreement") is made this 21st day of October, 1999, by and among M.I.E. HOSPITALITY, INC., a Pennsylvania corporation ("Borrower"), ARTHUR TREACHER'S, INC., a Utah corporation ("Treacher's") and MAGEE INDUSTRIAL ENTERPRISES, INC., a Pennsylvania corporation (the "Lender").

REFERENCES TO CAPITALIZED TERMS USED HEREIN ARE SET FORTH IN SECTION 1 HEREOF.

                                   BACKGROUND

         A. In connection with the acquisition on or about November 27, 1996 of the issued and outstanding shares of capital stock of Borrower by Treacher's, Borrower executed and delivered a Promissory Note dated November 27, 1996, in the original principal amount of $1,139,563 (the "Note") to the Lender.

         B. In order to secure the obligation to repay any liabilities and obligations of Borrower to the Lender under the Note, reacher's, on or about November 27, 1996, executed and delivered a Guaranty (the "Suretyship Agreement"), pursuant to which Treacher's became unlimited surety to the Lender for the obligations and liabilities of Borrower under the Note.

         C. The Borrower and Treacher's have defaulted under the terms of the Note and Suretyship Agreement for, inter alia, failure to make the principal payment due June 1, 1999 under the Loan Documents. The foregoing default is hereinafter referred to as the "Existing Default".

         D. On or about June 25, 1999, Lender entered a judgment against Borrower by confession in the Court of Common Pleas of Philadelphia County, Pennsylvania in the amount of Nine Hundred Sixty-Four Thousand Two Hundred Thirty-Six Dollars an&Forty-Four Cents ($964,236.44) in an action entitled Magee Industrial Enterprises, Inc. v. M.I.E Hospitality, Inc., No. 003040 (the "Judgment Against Borrower").

         E. On or about June 25, 1999, Lender entered a judgment against Treacher's by confession in the Court of Common Pleas of Philadelphia County, Pennsylvania in the amount of Nine Hundred Sixty-Four Thousand Two Hundred Thirty-Six Dollars and Forty-Four Cents ($964,236.~) in action entitled Magee Industrial Enterprises. Inc. v. Arthur Treacher's. Inc., No. 003035 (the "Judgment Against Treacher's"). The Judgment Against Borrower and the Judgment Against Treacher's are hereinafter collectively referred to as the "Judgments".

         F. Borrower and Treacher's have requested that Lender refrain from exercising any rights available to it as a result of the existence of the Existing Default and to refrain from executing upon a Judgment upon the covenant and agreement of Borrower and Treacher's to make or cause to be made the payments described in this Agreement and otherwise comply with the terms and provisions of the Loan Documents and the terms hereof, and which Lender is willing to do pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of foregoing premises and intending to be legally bound hereby, 'the parties hereto agree as follows:

                                      TERMS

         1.       CAPITALIZED TERMS.  For purposes of this Agreement:


                  (a) "Lender Indebtedness" shall have the meaning set forth in
Section 5 below.

                  (b) "Code" means the Uniform Commercial Code as adopted in Pennsylvania, as the same may be amended from time to time.

                  (c) "Collateral" means all tangible and intangible property of Obligors, whether real or personal, pledged and/or delivered to Lender or in which Lender has been granted a lien or security interest, as security for the Note.

                  (d) "Forbearance Documents" means the Loan Documents, together with this Agreement and all other documents executed in connection herewith including but not limited to the documents listed in Section 7 of this Agreement.

                  (e) "Loan Documents" means all documents, agreements, certifications, resolutions, notes, surety and security agreements executed by the Obligors and delivered to The Lender in connection with the transactions referred to herein including, but not limited to the Note and the Suretyship Agreement.

                  (f)      "Obligors" means the Borrower and Treacher's.

All other capitalized terms used herein shall have the meanings set forth in this Agreement.

         2. CONFIRMATION OF BACKGROUND. Obligors hereby jointly and severally ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete in all respects and that the Loan Documents are valid, binding and in full force and effect as of the date hereof and fully enforceable against Obligors and their respective assets in accordance with the terms thereof. Treacher's further acknowledges that nothing contained in this Agreement shall be deemed to impair, reduce or release in any manner whatsoever any of its obligations as surety for the obligations of Borrower under the Loan Documents.

         3. GENERAL ACKNOWLEDGMENTS. Obligors hereby acknowledge and agree as follows:

                  (a) Borrower and Treacher's are currently in default of their respective obligations under the Loan Documents as a result of the occurrence of the Existing Default, and Obligors hereby fully and finally waive any further notice or demands from Lender to Obligors in connection therewith;

                  (b) Neither this Agreement nor any other agreement entered in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations, thereunder, or a waiver by Lender of any of its rights under the Loan Documents or at law or in equity;

                  (c) Except as specifically provided herein, neither this Agreement nor any other agreement executed in connection herewith or pursuant to the terms hereof, nor any actions taken pursuant to this Agreement or such other agreement shall be deemed to cure the Existing Default or any other events of default which m~y exist under the Loan Documents or to be a waiver by the Lender of the Existing Default or any other existing defaults or events of default under the Loan Documents, or of any rights or remedies in connection therewith or with respect thereto, it being the intention of the parties hereto that the obligations of Obligors with respect to the Loan Documents are and shall remain in full force and effect;

                  (d) All liens, security interests, pledges, assignments, rights and remedies granted to the Lender in the Loan Documents are hereby renewed, confirmed and continued, and shall also secure the performance by Obligors of their respective obligations hereunder; and

                  (e) If at any time a payment or payments made by any Obligor on any part of the Lender Indebtedness are subsequently invalidated, declared to be fraudulent or preferential, and are set aside or are required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Lender Indebtedness intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made.

         4. CHALLENGE TO ENFORCEMENT. Obligors acknowledge and agree that none of them have any defense, set-off, counterclaim or challenge with respect to the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof, or to the validity or priority of any liens or encumbrances granted or established therein.

         5. CONFIRMATION OF EXISTING INDEBTEDNESS. Obligors hereby confirm and acknowledge that as of September 24, 1999, (a) the outstanding principal balance under the Note is $911,650.40; and (b) the aggregate accrued and unpaid interest due on the Note at' the Default Rate, as defined in the Note, is $75,059.25. The foregoing sums, together with all accrued and unpaid interest thereon, future advances, attorneys' fees and expenses and all other costs and expenses due or to become due under the Forbearance Documents, shall be collectively referred to herein as the "Lender Indebtedness".

                  Obligors hereby acknowledge and agree that all sums described in this Section 5 are validly and duly owing to Lender.

         6. FORBEARANCE. Lender hereby agrees to forbear from exercising the rights and remedies available to it against the Obligors as a result of the Existing Default, until the earlier of (a) the occurrence of any default or event of default (other than the Existing Default) under the Forbearance Documents, (b) a breach of any of Obligors' obligations hereunder, or (c) failure of compliance with any conditions precedent as set forth in Section 7 hereof.

         7. CONDITIONS PRECEDENT TO LENDER'S OBLIGATION TO FORBEAR. It shall be a condition precedent to the Lender's obligation to forbear hereunder that Lender shall have received the sum of $150,827.22 representing the payment of principal and interest due under the Note on June 1, 1999 as follows:

                  (a) Lender shall have received the $60,500 security deposit under the Lease Agreement dated May 15, 1979 between Borrower and Union Deposit Corporation (the "Security Deposit"'); and

                  (b) Lender shall have received the sum of $90,327.22 from Treacher's by wire transfer of immediately available funds on or before October 21, 1999.

         8. ADDITIONAL AGREEMENTS OF LENDER AND TREACHER'S.

                  (a) Provided that no event of default under the Forbearance Documents, other than the Existing Default has occurred, Lender agrees to accept common stock of Arthur Treacher's, Inc. (the "Common Stock") at an agreed exchange price of $.60 per share in lieu of the cash payments of principal and accrued interest due December 1, 1999 and June 1, 2000 under the Note, or 243,993 shares of Common Stock in lieu of the $146,395.60 principal and interest payment due December 1, 1999 and 236,269 shares of Common Stock in lieu of the $141,761.39 'principal and interest payment due June 1, 2000. In the event of a stock dividend, stock split, or other subdivision, reclassification or combination of the Common Stock, the exchange price and number of shares of Common Stock to be received shall be adjusted proportionately. If Treacher's registers any shares of Common Stock under the Federal Securities Law, Treacher's shall include in its registration statement all shares of Common Stock held by Lender at no expense to Lender.

                  (b) Lender acknowledges that there are various substantial risks attendant to Treacher's business and it has considered the risks associated with the purchase and ownership of the Common Stock. No representations or warranties have been made concerning the success of the business or the potential profit, if any, of an investment in Leacher's. Lender has had an opportunity to receive from Treacher's material financial and other information about the

Common Stock and Treacher's and Treacher's has given Lender an opportunity to ask questions about and receive answers respecting the business of Treacher's and its financial condition. As an owner of Series B Preferred Stock of Treacher's, Lender has knowledge of its business and industry and is able to evaluate the merits and risks of ownership of Common Stock.

                  (c) Lender acknowledges the illiquidity of the Common Stock. Lender acknowledges tat an investment in the Common Stock is speculative and involves a risk of loss of the entire investment and no assurance can be given of any income from such investment. Lender further acknowledges that, due to the fact that the Common Stock will not be registered under the 1933 Act, or state securities laws, transfers of the Common Stock have been significantly limited. Therefore, Lender does not expect to be able to transfer the Common Stock. Lender acknowledges that Lender must bear the economic risk of the investment for an indefinite period of time and can afford a complete loss of the investment and Lender acknowledges that the Common Stock cannot be transferred without registration or available exemption from registration under applicable securities laws. Furthermore, Lender understands that (a) the Common Stock will bear an appropriate legend restricting the sale, hypothecation or other transfer of the Common Stock, and (1,) the transfer records of Treacher's will contain appropriate notations of such transfer restrictions.

                  (d) Lender warrants and represents to Treacher's that it is acquiring the Common Stock for investment purposes, solely for its own account and not for fractionalization or with a view toward distribution and has no contract, agreement, arrangement or undertaking with any person to sell, transfer or pledge the Common Stock.

         9. SURVIVAL OF OBLIGATIONS OF ALL OTHER LOAN DOCUMENTS. All of the terms, conditions, representations, warranties and covenants of the Loan Documents, to the extent not inconsistent with the terms hereof, shall remain in full force and effect unaffected by this Forbearance Agreement. It is intended that the Loan Documents and this Agreement shall be interpreted in an expansive way so as to increase the rights, remedies and privileges available to the Lender and not to diminish them. If any provision of this Agreement or the Loan Documents is held to be unenforceable, such unenforceability shall not adversely affect any of the other terms or conditions of the Loan Documents and this Agreement.

         10. ADDITIONAL DOCUMENTS AND FUTURE ACTIONS. Obligors will, at their sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as Lender may in its discretion deem necessary or advisable to perfect, protect, maintain or enforce the security interests in the Collateral, to permit Lender to protect or enforce its interest in the Collateral, or to carry out the terms of the Forbearance Documents. Obligors hereby authorize and appoint Lender as their attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligors' behalf and file at Obligors' expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on

Obligors' behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligors irrevocably authorize the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agree that such filing is sufficient as a financing statement.

         11. REPRESENTATIONS AND WARRANTIES. In consideration of the forbearance extended herein by Lender, Obligors hereby represent and warrant, as applicable, which representations and warranties shall survive until all Lender Indebtedness and all other obligations of'the Obligors to Lender are paid and satisfied in full, as follows:

                  (a) All representations and warranties of Obligors set forth in the Loan Documents are true and complete in all material respects as of the date hereof.

                  (b) No condition or event exists or has occurred which would constitute an event of default under the Loan Documents (or would, upon the giving of notice or the passage of time, or both constitute an event of default) other than the Existing Default.

                  (c) The execution and delivery of this Agreement by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

                  (i) has been duly authorized by all requisite corporate action by Borrower and Treacher's;

                  (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under the Articles of Incorporation or By-Laws of Borrower or Treacher's or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; or

                  (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Lender or as permitted hereunder or under the Loan Documents.

         12. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligors will pay all of the Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Agreement and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses, appraisal costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Lender's right to reimbursement under any of the Forbearance Documents.

         13. DEFAULTS. Occurrence of any one or more of the following shall constitute a default hereunder and under each of the Loan Documents:

                  (a) Any default or event of default under any of the Forbearance Documents, or any event which, with the giving of notice or passage of time or both, would constitute a default or event of default hereunder or thereunder; or

                  (b) The failure of any Obligor to comply with the terms of this Agreement.

         Notwithstanding the foregoing, in no event shall the Existing Default constitute a default hereunder.

         14. REMEDIES. Upon the occurrence of an event of default hereunder, at the option of Lender, upon the expiration or earlier termination of the forbearance period provided herein, and without'further notice or demand, which notice and demand is expressly waived by Obligors, (a) the entire outstanding Lender Indebtedness shall be immediately due and payable; and/or (b) Lender may
(i) terminate its obligation to forbear hereunder; and (ii) exercise each and every right and remedy under the Forbearance Documents, at law, in equity or otherwise.

         15. RELEASE AND INDEMNIFICATION. In order to induce Lender to enter into this Agreement, Obligors hereby agree as follows:

                  (a) Release. Obligors hereby fully, finally and forever acquit, quitclaim, release and discharge Lender and its officers, directors, employees, agents, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Obligors, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Obligors on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely (i) the negotiation, review, preparation or documentation of the Loan Documents or Forbearance Documents, (ii) the administration of the obligations evidenced by the Forbearance Documents; (iii) the enforcement, protection or preservation of Lender's rights under the Forbearance Documents, and/or (iv) any action or inaction by Lender in connection with any such documents, instruments and agreements (the "Released Claims"), from the beginning of the world to the date hereof.

                  (b) Covenant Not to Litigate. In addition to the release contained in Subsection 15(a) above, and not in limitation thereof, Obligors hereby agree never to prosecute, nor voluntarily aid in the prosecution of, any action or proceeding relating to the Released Claims, whether by claim, counterclaim or otherwise.

         16.      NO COURSE OF DEALING.

                  (a) Future Forbearance. Nothing contained herein shall be deemed to obligate Lender to enter into any other forbearance agreements or to waive any Events of Default.

         17. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement or under the Loan Documents shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a parry are to be addressed, or by private cagier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

                  To Borrower or Treacher's:
                  M.I.E.   Hospitality, Inc.
                  7400 Baymeadows Way, Suite 300
                  Jacksonville, Florida 32256
                  Attention:  William F. Saculla
                  Telecopy Number: 904-739-2500

         With a copy of all notices and communications to Borrower or Treacher's to:
                  McLaughlin & Stern, LLP
                  250 Madison Avenue, 18th Floor
                  New York, New York 10016
                  Attention:  Steven W. Schuster, Esquire
                  Telecopy Number: 212-448-0066

         To Lender:
                  Magee Industrial Enterprises. Inc.
                  480 W. 5th Street
                  Bloomsburg, Pennsylvania 17815
                  Attention:  Mr. Harry M. Katerman
                  Telecopy Number: 570-784-5222

         With a copy to:
                  White and Williams LLP
                  1800 One Liberty Place
                  Philadelphia, Pennsylvania 19103-7395
                  Attention:  Gary P. Biehn, Esquire
                  Telecopy Number; 215-864-7123

         18. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Lender Indebtedness, including without limitation any action by Lender in replevin, foreclosure or other court process or in connection with any other action related to the Lender Indebtedness or the transactions contemplated hereunder, each Obligor waives:

                  (a) all errors, defects and imperfections in such proceedings;

                  (b) all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Lender Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

                  (c) all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Lender Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Lender;

                  (d) presentment for payment, demand, notice of demand, notice of non payment, protest and notice of protest of any of the Lender Indebtedness;

                  (e) any requirement for bonds, security or sureties required by statute, court rule or otherwise;

                  (f) any demand for possession of any collateral prior to commencement of any Suit;

                  (g) any right to require or participate in the marshaling of any Obligor's property;

                  (h) all benefits under present and future laws permitting termination of any Surety's obligations by delivery of notice or otherwise; and

                  (i) all rights to claim or recover attorney's fees and costs in the event that such Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

         19. COMMERCIAL REASONABLENESS. Obligors further agree that any disposition of collateral by the Lender at any public auction sale performed by a duly licensed auctioneer, regularly engaged in sale by auction, is a sale in conformity with reasonably commercial practices, and any disposition of collateral at such auction sale is a commercially reasonable disposition in accordance with Section 9-507 of the Code.

         20. EXCLUSIVE JURISDICTION. Obligors hereby consent to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agree that, subject to the Lender's election, all actions or proceedings relating to the Forbearance Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligors waive any objection which they may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by mail or messenger directed to it them at the address set forth in Section 17 for Obligors. Nothing contained in this Section 20 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against any Obligor or their respective property in the courts of any other jurisdiction.

         21. CONSENT TO RELIEF FROM THE AUTOMATIC STAY. Obligors hereby agree that if, during the forbearance term provided herein, any Obligor shall (i) file, or be the subject of, any bankruptcy petition filed with any bankruptcy court of competent jurisdiction, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization; arrangement, composition, readjustment, liquidation, dissolution or similar relief for debtors, (iv) seek, consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, (v) be the subject of any order, judgment or decree filed against any Obligor for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, the Lender immediately, and without further action by the Lender, shall be entitled to relief from any automatic stay imposed by section 362 of Title 11 of the U.S. Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of any rights and remedies by the Lender against its collateral and any proceeds thereof which otherwise is available to the Lender under Article 9 of the Code or other applicable state law of any jurisdiction in which any collateral or proceeds may now or hereafter be located. Obligors hereby irrevocably and unconditionally waive their right to file any Answer, Objection or Response to any such relief requested by the Lender and consent to such immediate relief and agrees to take any and all actions necessary or required of it to entitle the Lender to the relief provided in this Section 21.

         22. CONFESSION OF JUDGMENT. OBLIGORS HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR OBLIGORS AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER OR UNDER ANY OF THE FORBEARANCE DOCUMENTS IN ANY ACTION BROUGHT AGAINST OBLIGORS HEREUNDER OR UNDER THE FORBEARANCE DOCUMENTS AT THE SUIT OF LENDER, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST OBLIGORS FOR THE ENTIRE LENDER INDEBTEDNESS TOGETHER WITH AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO

CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE LENDER INDEBTEDNESS.

         23. TIME OF ESSENCE.  Time is of the essence of this Agreement.

         24. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Agreement shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and tare hereby ratified and confirmed by Obligors.

         25. BINDING EFFECT. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         26. SEVERABILITY. The provisions of this Agreement and all other Forbearance Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         27. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

         28. MODIFICATIONS. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

         29. HOLIDAYS. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding business day.

         30. LAW GOVERNING. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

         31. EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

         32. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

         33. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         34. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter set forth herein and supersedes all prior or contemporaneous oral and/or written agreements and representations not contained herein concerning the subject mailer of this Agreement.

         35. JOINT AND SEVERAL LIABILITY. Obligors hereby acknowledge and confirm that all agreements, covenants, conditions and provisions of this Agreement are and shall be the joint and several obligations of each Obligor.

         36. WAIVER OF RIGHT TO TRIAL BY JURY. OBLIGORS AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGORS AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS AGREEMENT AND WITH REGARD TO SECTION IN PARTICULAR AND THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

         37. RESULTS OF NEGOTIATION. Obligors acknowledge that they have been represented by counsel in connection with the execution and delivery of this Agreement and that the terms and conditions of this Agreement are the result of negotiation between the parties hereto. Obligors further acknowledge that they have knowingly (a) waived their right to (i) be heard prior to the entry of a judgment by confession and understand that, upon such entry, such judgment shall become a lien on all real property of Obligors in the county where such judgment is entered; (ii) trial by jury; and (iii) certain other fights as set forth in detail in Sections 20 and 21 above, and (b) consented to relief from the automatic stay. Obligors acknowledge that such


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

waivers and consents constitute a material inducement for Lender to enter into this Agreement and they have been fully

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

Attest:                                  M.I.E. HOSPITALITY, INC.

                                         By:
--------------------------------                --------------------------------
Name:                                    Name:
      --------------------------                --------------------------------
Title:                                   Title:
         -----------------------                --------------------------------

Attest:                                  ARTHUR TREACHER'S, INC.

                                         By:
--------------------------------                --------------------------------
Name:                                    Name:
      --------------------------                --------------------------------
Title:                                   Title:
         -----------------------                --------------------------------

Attest:                                  MAGEE INDUSTRIAL ENTERPRISES, INC.

                                         By:
--------------------------------                --------------------------------
Name:                                    Name:
      --------------------------                --------------------------------
Title:                                   Title:
         -----------------------                --------------------------------


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